UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2018

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

132 Turnpike Road Southborough, Massachusetts	01772
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2018, Virtusa Corporation (the “Company”) entered into amended and restated executive agreements (“Executive Agreements”), approved by the Compensation Committee and the Board of Directors of the Company, with each of Mr. Kris Canekeratne, the Company’s chairman and chief executive officer, Mr. Samir Dhir, the Company’s president, Mr. Ranjan Kalia, the Company’s executive vice president and chief financial officer, secretary and treasurer, Mr. Thomas R. Holler, the Company’s executive vice president and chief strategy officer, Mr. Keith Modder, the Company’s executive vice president and chief operating officer and Mr. Sundar Narayanan, the Company’s executive vice president and chief people officer. The employment agreements amend and restate the terms of the existing executive agreements entered into in April 2007 for Messrs. Canekeratne, Holler and Modder, July 2009 for Mr. Kalia in connection with his promotion in fiscal 2009, and August 2017 for Mr. Dhir in connection with his appointment as president of Virtusa.  The Company entered into Executive Agreements with these executive officers to, among other things, make certain modifications to the severance and change in control arrangements contained in the Executive Agreements (“Severance Benefits”) that are designed to enhance alignment of the Severance Benefits with market practice.

The following is a brief summary of the Severance Benefits contained in the Executive Agreements for the executive officers listed above, including changes from the prior agreements, which are qualified in their entirety by reference to the full text of the Executive Agreements, which are filed as exhibits to this Form 8-K and incorporated by reference herein.

•                  Eliminated acceleration of 12 months of vesting solely upon a change in control, with respect to all equity awards granted after November 2, 2017.

The following changes relate to Severance Benefits upon a termination without cause or a termination for good reason following a change in control.

•                  Changed cash severance multiple from 0.5x to 1.5x for each of these executive officers, except our CEO whose cash severance multiple of 2x was unchanged;

•                  Changed cash severance formula for each of these executive officers from (i) cash severance multiple multiplied by the sum of base salary and pro rata target bonus if target achieved to (ii) cash severance multiple multiplied by the sum of base salary and target bonus;

•                  Changed period for continuation of health care benefits from 6 months to 18 months for each of these executive officers, except for our CEO whose continuation period of 24 months was unchanged;

•                  Added current year bonus at target (prorated); and

•                  Provided that performance-based equity awards granted after November 2, 2017 are paid at target (without proration) (the existing executive agreements prior to their amendment and restatement were silent as to the determination of the amount of payable under performance-based equity awards).

The following changes relate to Severance Benefits provided upon a termination without cause or a termination for good reason prior to a change in control.

•                  Changed cash severance multiple for our CEO from 1.0x to 1.5x and for these other executive officers, from 0.5x to 1.0x;

•                  Changed cash severance formula for each of these executive officers from (i) cash severance multiple multiplied by the sum of base salary and pro rata target bonus if target achieved to (ii) cash severance multiple multiplied by the sum of base salary and target bonus;

•                  Changed period for continuation of health care benefits from 12 months to 18 months for our CEO and from 6 months to 12 months for these other executive officers; and

•                  Included payout of current year bonus based on actual performance (prorated).

In connection with, and as part of the Executive Agreements as an exhibit thereto, each of the executive officers listed above also entered into an Employee Non-Competition, Nondisclosure, Non-Solicitation and Developments Agreement, which among other provisions, provides for certain non-competition and non-solicitation of customer and employee restrictions for a period of 12 months following any termination of employment, in addition to other customary terms, including provisions covering non-disclosure obligations and assignment of inventions covenants.

The foregoing is a summary of the terms of the Executive Agreements and does not purport to be complete and is qualified in its entirety by reference to the full text of the respective Executive Agreements with Messrs. Canekeratne, Dhir, Kalia, Holler, Modder and Narayanan, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits relate to Item 5.02:

Exhibit No.	Description

10.1+	Amended and Restated Executive Agreement, dated July 25, 2018, by and between the Company and Kris Canekeratne.

10.2+	Amended and Restated Executive Agreement, dated July 25, 2018, by and between the Company and Samir Dhir.

10.3+	Amended and Restated Executive Agreement, dated July 25, 2018, by and between the Company and Ranjan Kalia.

10.4+	Amended and Restated Executive Agreement, dated July 25, 2018, by and between the Company and Thomas R. Holler.

10.5+	Amended and Restated Executive Agreement, dated July 25, 2018, by and between the Company and Keith Modder.

10.6+	Amended and Restated Executive Agreement, dated July 25, 2018, by and between the Company and Sundar Narayanan.

+ Indicates a management contract or compensation plan, contract or arrangement.

EXHIBIT INDEX

Exhibit No.	Description

10.1+	Amended and Restated Executive Agreement, dated July 25, 2018, by and between the Company and Kris Canekeratne.

10.2+	Amended and Restated Executive Agreement, dated July 25, 2018, by and between the Company and Samir Dhir.

10.3+	Amended and Restated Executive Agreement, dated July 25, 2018, by and between the Company and Ranjan Kalia.

10.4+	Amended and Restated Executive Agreement, dated July 25, 2018, by and between the Company and Thomas R. Holler.

10.5+	Amended and Restated Executive Agreement, dated July 25, 2018, by and between the Company and Keith Modder.

10.6+	Amended and Restated Executive Agreement, dated July 25, 2018, by and between the Company and Sundar Narayanan.

+ Indicates a management contract or compensation plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: July 27, 2018	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer (Principal Financial and Accounting Officer)